UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant [X]  Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[X] Preliminary Proxy Statement
[   ] Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
[   ] Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

FRONTIER FINANCIAL CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[   ] Fee computed on table below per Exchange Act Rules 14a 6(i)(4) and 0 11.

1.      Title of each class of securities to which transaction applies:

2.      Aggregate number of securities to which transaction applies:

3.  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0 11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4.      Proposed maximum aggregate value of transaction:

5.      Total fee paid:

[   ] Fee paid previously with preliminary materials.
[   ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)        Amount Previously Paid:

(2)        Form, Schedule or Registration No.:

(3)        Filing Party:

(4)        Date Filed:

PRELIMINARY COPY

FRONTIER FINANCIAL CORPORATION

332 S.W. Everett Mall Way
P.O. Box 2215
Everett, WA  98204

Dear Fellow Shareholder:

You are cordially invited to attend the Special Meeting of Shareholders of Frontier Financial Corporation (“Frontier”) which will be held in the Robert J. Dickson Auditorium, at Frontier Bank, 332 S.W. Everett Mall Way, Everett, Washington, on Wednesday, January 20, 2010, at 7:00 p.m., local time.

We are holding the Special Meeting to request your support of a proposal to amend the Articles of Incorporation and increase the number of authorized shares of Common Stock Frontier may issue. The Board of Directors is requesting that shareholders approve an increase in the total number of shares of Common Stock that Frontier is authorized to issue from 10,000,000 to 200,000,000 shares. The 10,000,000 shares of Preferred Stock which Frontier is currently authorized to issue will remain unchanged. The availability of these shares of Common Stock will allow the Board capability and flexibility to issue new shares for a variety of purposes, including raising additional capital and increasing the regulatory capital position of Frontier and its subsidiary bank.

The formal Notice of Special Meeting of Shareholders and Proxy Statement are attached and describe the business to be transacted at the meeting. The Board of Directors believes the proposals are in the best interests of Frontier and its shareholders and, accordingly, recommends that you vote “FOR” each of the proposals. The Board of Directors will also be available at the meeting to respond to appropriate shareholder questions.

Whether or not you plan to attend the meeting, please vote on the Internet or complete, sign, date and return the enclosed proxy card in the envelope provided.

We look forward to seeing you at the meeting.

Sincerely,

Patrick M. Fahey
Chairman and CEO of Frontier Financial Corporation

December _____, 2009
Everett, Washington

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on January 20, 2010:  The Proxy Statement is available at http://www.frontierbank.com.

FRONTIER FINANCIAL CORPORATION

332 S.W. Everett Mall Way

P. O. Box 2215

Everett, Washington 98203

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

Notice is hereby given that a Special Meeting of the Shareholders of Frontier Financial Corporation will be held in the Robert J. Dickson Auditorium at Frontier Bank, 332 S.W. Everett Mall Way, Everett, Washington, on Wednesday, January 20, 2010, at 7:00 p.m. (“Special Meeting”) for the following purposes:

1.           To approve an amendment to Frontier Financial Corporation’s Amended and Restated Articles of Incorporation, as amended on November 24, 2009, to effect the one-for-ten reverse stock split, to increase the authorized number of shares of Common Stock from 10,000,000 to 200,000,000 shares of Common Stock without par value.

2.           To approve the adjournment of the Special Meeting, if necessary, to solicit additional proxies, in the event there are not sufficient votes at the time of the meeting to approve the proposed amendment to Frontier Financial Corporation’s Amended and Restated Articles of Incorporation, as amended.

3.           To transact such other business that may properly come before the Special Meeting.

Only shareholders of record at the close of business on __________________ ___, 2009, are entitled to notice of and to vote at the meeting and/or any adjournment thereof.

By Order of the Board of Directors,

Carol E. Wheeler
Secretary

December ____, 2009
Everett, Washington

    ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. YOU MAY VOTE BY USING THE INTERNET AS INSTRUCTED ON THE PROXY CARD, OR BY COMPLETING, SIGNING AND DATING THE PROXY CARD AND RETURNING IT IN THE ENCLOSED ENVELOPE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

PROXY STATEMENT
OF
FRONTIER FINANCIAL CORPORATION

332 S.W. Everett Mall Way
P. O. Box 2215
Everett, Washington 98203

Special Meeting of Shareholders
January 20, 2010

INFORMATION ABOUT THE SPECIAL MEETING

Q:	What is the purpose of the special meeting?

A:
At the special meeting, our shareholders will vote on an amendment to our articles of incorporation, to increase the number of authorized shares of our common stock from 10,000,000 to 200,000,000. Our shareholders will also vote on any other business to properly come before the meeting.

Q:	Who is entitled to vote at the special meeting?

A:
Only shareholders of record at the close of business on _______________, 2009, the record date for the special meeting, are entitled to receive notice of and to participate in the special meeting. If you were a shareholder of record on that date, you will be entitled to vote all of the shares that you held on that date at the special meeting, or any postponements or adjournments of the special meeting.

You may receive more than one proxy card depending on how your shares are held. For example, you may hold some shares individually, some jointly with your spouse and some in trust for your children. In this case, you would receive three separate proxy cards to vote.

Q:	What are the voting rights of the holders of common stock?

A:	Each outstanding share of our common stock will be entitled to one vote on each matter considered at the special meeting.

Q:	How is a quorum determined?

A:
Holders of a majority of the outstanding shares of our common stock entitled to vote must be present, in person or by proxy, at the special meeting to achieve the required quorum for the transaction of business. As of the record date, __________ shares of common stock, representing the same number of votes, were outstanding. Therefore, the presence of the holders of common stock representing at least __________ votes will be required to establish a quorum.

All votes will be tabulated by the inspector of elections appointed for the special meeting. The inspector will separately count affirmative and negative votes, abstentions and broker nonvotes. Proxies that are received but marked as abstentions (or refusals to vote) and broker nonvotes (votes from shares held of record in “street name” as to which the beneficial owners have not provided voting instructions) will be included in the calculation of the number of votes considered to be present at the special meeting. If a quorum is not achieved, holders of the votes present, in person or by proxy, may adjourn the special meeting to another date.

Q:	How do I vote?

A:
If you complete and sign the accompanying proxy card and return it to us, it will be voted as you direct. If you are a registered shareholder and attend the special meeting, you may deliver your completed proxy card in person. “Street name” shareholders who wish to vote at the special meeting will need to obtain a proxy form from the institution that holds their shares. You may also vote on the Internet as explained on the enclosed proxy card.

Q:	Can I revoke my proxy later?

A:	Yes. You have the right to revoke your proxy at any time before the special meeting by:

(1)	filing a written notice of revocation with our Corporate Secretary at our principal office (332 S.W. Everett Mall Way, P.O. Box 2215, Everett, WA 98203);

(2)	filing a properly executed proxy bearing a later date with our Corporate Secretary at our principal office (see address immediately above); or

(3)	attending the special meeting and voting in person (attendance at the special meeting will not, by itself, revoke your proxy)

If your shares are held of record by a broker, bank or other nominee and you wish to vote at the special meeting, you must obtain from the record holder a proxy issued in your name.

Q:           How does the board of directors recommend I vote on each proposal?

A:	Our board of directors recommends a vote FOR each of the proposals set forth in this proxy statement.

Q:           What is required to approve each proposals?

A:
Approval of each proposal requires the affirmative vote of the holders of a majority of our outstanding shares of common stock. As a result, abstentions and broker nonvotes will have the same effect as negative votes.

Q:           What happens if I abstain from voting or my broker submits a nonvote?

A:
We will count proxies marked “abstain” as shares present for the purpose of determining the presence of a quorum, but for purposes of determining the outcome of a proposal, the shares represented by these proxies will not be treated as affirmative votes. In other words, abstentions are treated as votes cast against the proposals. While broker nonvotes are similarly counted as shares present for the purpose of determining the presence of a quorum, the shares represented by these proxies are not counted for any purpose in determining whether a proposal has been approved.

Q:           How will my shares be voted if I return a blank proxy card?

A:	If you sign and send in your proxy card and do not indicate how you want to vote, we will count your proxy as a vote FOR each of the proposals in this proxy statement.

Q:           How will voting on any other business be conducted?

A:
Although we do not know of any business to be conducted at the special meeting other than the proposals discussed in this proxy statement, if any other business comes before the special meeting, your signed proxy card gives authority to the proxy holders, Patrick M. Fahey and Carol E. Wheeler, to vote on those matters at their discretion.

Q:           Who will bear the costs of this solicitation?

A:
We will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional information furnished to our shareholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of common stock beneficially owned by others to forward to the beneficial owners. We may reimburse persons representing beneficial owners of common stock for their costs of forwarding solicitation materials to the beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, facsimile or personal solicitation by our directors, officers or other regular employees.

Q:           How can I find out the results of the voting at the special meeting?

A:	Preliminary voting results will be announced at the special meeting. Final voting results will be published in our quarterly report on Form 10-Q for the first quarter of fiscal year 2010.

Q.	Why is Frontier proposing to increase its authorized shares of Common Stock?

A.
Frontier is proposing to increase its authorized shares of Common Stock in order to meet possible future business and financing needs. The availability of these additional shares will provide Frontier with the capability and flexibility to issue Common Stock for a variety of purposes that the Board of Directors may deem advisable in the future. These purposes could include, among other things, raising additional capital, increasing the capital position of Frontier and its subsidiary bank, or for other corporate and business purposes.

Q.           What if a Quorum Is Not Present at the Meeting?

A.
If a quorum is not present at the scheduled time of the meeting, a majority of the shareholders present or represented by proxy may adjourn the meeting until a quorum is present. The time and place of the adjourned meeting will be announced at the time the adjournment is taken, and no other notice will be given unless the meeting is adjourned for 120 days or more. An adjournment will have no effect on the business that may be conducted at the meeting.

Q.
What vote is required to approve Proposal 2: To approve the adjournment of the Special Meeting, if necessary, to solicit additional proxies, in the event there are not sufficient votes at the time of the Special Meeting to approve the proposed amendment to the Articles of Incorporation?

A.
The affirmative vote of a majority of the votes cast at the Special Meeting is required to approve the adjournment of the Special Meeting. Any shareholder represented in person or by proxy at the meeting and entitled to vote on the subject matter may elect to abstain from voting on this proposal. If so, such abstention will not be counted as a vote cast on the item and, therefore, will have no effect on the outcome of the vote on the item. Provided a quorum of shareholders is present in person or by proxy at the meeting, shareholders not attending the meeting, in person or by proxy, will also have no effect on the outcome of this proposal.

Special Cautionary Notice Regarding Forward-Looking Statements

This Proxy Statement includes forward-looking statements. These statements may be identified by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “should” or “will” or the negative thereof or other variations thereon or comparable terminology. We have based these forward-looking statements on Frontier’s current expectations, assumptions, estimates and projections. While we believe these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond Frontier’s control. Some of the key factors that could cause actual results to differ from Frontier’s expectations are:

•	changes in general economic conditions, either nationally or locally in western Washington and Oregon;
•	the extent and duration of continued economic, credit and financial market disruptions and governmental actions to address these disruptions;
•	inflation, interest rate, market and monetary fluctuations;
•	legislative or regulatory changes or changes in accounting principles, policies or guidelines;
•
the adequacy of Frontier’s credit risk management and the allowance for loan losses, asset quality and Frontier’s ability to collect on delinquent loans, including residential construction and land development loans;

•	the availability of and costs associated with sources of liquidity;
•	changes in real estate values generally, within the markets in which we generate loans, which could adversely affect the demand for loans and may adversely affect collateral held on outstanding loans;
•
Frontier’s ability to successfully defend against claims asserted against us in lawsuits arising out of, or related to, Frontier’s lending operations or any regulatory action taken against us, as well as any unanticipated litigation or other regulatory proceedings;

•	Frontier’s success at managing the risks involved in the foregoing; and
•	other risks which may be described in Frontier’s future filings with the SEC under the Securities Exchange Act of 1934.

Given these risks and uncertainties, you are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements included or incorporated by reference into this report are made only as of the date hereof. We do not undertake and specifically decline any obligation to update any such statements or to publicly announce the results of any revisions to any such statements to reflect future events or developments. In addition, we may make certain statements in future Securities and Exchange Commission (“SEC”) filings, in press releases and in oral and written statements that are not statements of historical fact and may constitute forward-looking statements.

Proposal 1:	APPROVAL OF AN AMENDMENT TO FRONTIER FINANCIAL CORPORATION’S AMENDED AND RESTATED ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK FROM 10,000,000 TO 200,000,000.

On November 18, 2009, the Board of Directors unanimously adopted a resolution recommending that Frontier’s Amended and Restated Articles of Incorporation be amended to increase the number of authorized shares of Common Stock without par value from 10,000,000 to 200,000,000 (the “Amendment”). The Board of Directors further directed that the Amendment be submitted for consideration by shareholders at a Special Meeting.  If the Amendment is approved by shareholders, Frontier will thereafter execute and submit to the Washington Secretary of State for filing Articles of Amendment of the Amended and Restated Articles of Incorporation providing for the Amendment. The Amendment will become effective when the Articles of Amendment are accepted for filing by the Washington Secretary of State.

As of the voting record date for the Special Meeting, there were _____ shares of Common Stock issued and outstanding and another ____ shares of Common Stock were reserved for issuance upon exercise of options previously granted from Frontier’s stock option plans or issue able under other outstanding stock awards.

The Frontier Board of Director’s believes that it is in Frontier’s best interest to increase the number of authorized but unissued shares of Common Stock in order to meet Frontier’s possible future business and financing needs as they arise. Frontier’s management believes that the availability of these additional shares will provide Frontier with the capability and flexibility to issue Common Stock for various purposes that the Board of Directors may deem advisable. These purposes are expected to include raising additional capital and increasing the capital position of Frontier and its subsidiary bank.

The increased reserve of shares available for issuance would give us the flexibility of using common stock to raise capital. The increased reserve of shares available for issuance may be used to facilitate public or private financings. As previously stated in our current and quarterly reports on Form 8-K and 10-Q, we are subject to federal and state regulatory actions requiring us to raise a significant amount of new capital, and may need to, among other things, issue and sell unregistered common stock, or securities convertible into common stock, in private transactions. We have no plans or agreements in place for any financing at this time. Such transactions might not be available on terms favorable to us, or at all. We may sell common stock at prices less than the public trading price of the common stock at the time, and we may grant additional contractual rights to purchase the common stock not available to other holders of common stock, such as warrants to purchase additional shares of common stock or anti-dilution protections.

The additional shares of Common Stock authorized would be identical in all respects to Frontier’s currently authorized shares of Common Stock. The proposed increase in the number of authorized shares of Common Stock would give Frontier’s Board of Directors authority to issue additional shares of Common Stock from time to time without delay or further action by the shareholders except as may be required by applicable law or the rules of NASDAQ.

The issuance of additional shares of Common Stock for any of the corporate purposes listed above could have a dilutive effect on earnings per share and the book or market value of Frontier’s outstanding Common Stock, depending on the circumstances, and could dilute a shareholder’s percentage voting power in Frontier. Holders of Frontier’s Common Stock are not entitled to preemptive rights or other protections against dilution. Frontier’s Board of Directors intends to take these factors into account before authorizing any new issuance of shares.

The flexibility of our board of directors to issue additional shares of common stock could also enhance our ability to negotiate on behalf of our shareholders in a takeover situation and have an anti-takeover effect. The authorized but unissued shares of common stock could be used by our board of directors to discourage, delay or make more difficult a change in the control of our company. For example, such shares could be privately placed with purchasers who might align themselves with our board of directors in opposing a hostile takeover bid. The issuance of additional shares could serve to dilute the stock ownership of persons seeking to obtain control and thereby increase the cost of acquiring a given percentage of the outstanding stock. Shareholders should therefore be aware that approval of this proposal could facilitate future efforts by our board of directors to deter or prevent changes in control of our company, including transactions in which the shareholders might otherwise receive a premium for their shares over then current market prices.

If this proposal is approved, the additional authorized but unissued shares of common stock may generally be issued from time to time for such proper corporate purposes as may be determined by our board of directors, without further action or authorization by our shareholders, except for some limited circumstances where shareholder approval is required by law or the listing standards of any stock exchange on which our common stock may be listed at such time. Our board of directors does not intend to solicit further shareholder approval prior to the issuance of any additional shares of common stock, except as may be required by applicable law or rules.

If this proposal is approved by our shareholders, we will file an amendment to our articles of incorporation to effect the proposed increase in our authorized shares of common stock. Such amendment will be filed with the Washington Secretary of State as soon as practicable following such approval. Appendix A to this proxy statement sets forth the text of the form of the articles of amendment of articles of incorporation if this proposal is approved. Such text is subject to revision for such changes as may be required by the Washington Secretary of State and other changes consistent with the proposals that we or our counsel may deem necessary or appropriate.

No Appraisal Rights

Neither Washington law nor our articles of incorporation or bylaws provide our shareholders with dissenters’ or appraisal rights in connection with this proposal.

Required Vote

Approval of this proposal requires the affirmative vote of the holders of a majority of our outstanding shares of common stock. As a result, abstentions and broker nonvotes will have the same effect as negative votes.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

Proposal 2:	APPROVAL OF ADJOURNMENT OF SPECIAL MEETING, IF NECESSARY.

In the event there are not sufficient votes at the time of the Special Meeting to approve the two proposals, Frontier’s Board of Directors may propose to adjourn the Special Meeting to a later date or dates in order to permit the solicitation of additional proxies. Pursuant to the provisions of Frontier’s bylaws, no notice of an adjourned meeting need be given to shareholders if the meeting is adjourned for less than 120 days.

In order to permit proxies that have been received by us at the time of the Special Meeting to be voted for an adjournment, if necessary, we have submitted this proposal (the “Adjournment Proposal”) to you as a separate matter for your consideration. In this proposal, we are asking you to authorize the holder of any proxy solicited by Frontier’s board of directors to vote in favor of adjourning the Special Meeting and any later adjournments. If shareholders approve the Adjournment Proposal, we could adjourn the Special Meeting, and any adjourned session of the Special Meeting, to use the additional time to solicit additional proxies in favor of the Amendment, including the solicitation of proxies from shareholders who have previously voted against the Amendment.

The affirmative vote of a majority of votes cast of Frontier’s Common Stock present in person or by proxy and voting at the Special Meeting is required to approve the Adjournment Proposal, if this proposal becomes necessary. Abstentions and broker nonvotes will have no effect on the Adjournment Proposal. No proxy that is specifically marked AGAINST either of the other proposals will be voted in favor of the Adjournment Proposal unless that proxy is specifically marked FOR approval of the Adjournment Proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THIS PROPOSAL.
STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information, as of November 30, 2009, and as adjusted for the one-for-ten reverse stock split on November 24, 2009, as to the shares of Common Stock beneficially owned by (i) those persons who we know to beneficially own more than 5% of Frontier’s outstanding Common Stock, (ii) Frontier’s current Directors and nominees, (iii) the Named Executive Officers of the Corporation who are the Chief Executive Officer, the Chief Financial Officer and the three other highest paid executive officers during the year ended December 31, 2008, and (iv) all Named Executive Officers and Directors of the Corporation as a group. Except as otherwise indicated by footnote, the address of all listed shareholder is c/o Frontier Financial Corporation, 332 S.W. Everett Mall Way, Everett, Washington 98204.

The percentage of beneficial ownership is based on 4,716,028 shares outstanding on November 30, 2009, after giving effect to the one-for-ten reverse stock split of other common stock adopted by our board of directors on November 24, 2009. Shares of common stock subject to options or warrants that are currently exercisable or exercisable within 60 days of November 30, 2009 are considered outstanding and beneficially owned by the person holding the options for the purpose of computing the percentage ownership of that person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percentage of OutstandingShares (2)
Directors
David M. Cuthill	1,970	*
Lucy DeYoung	2,205	*
Edward D. Hansen	45,004 (3)	*
Edward C. Rubatino	59,203 (4)	1.26%
Darrell J. Storkson	51,307	1.09%
Mark O. Zenger	6,855 (5)	*
Named Executive Officers
Patrick M. Fahey**	15,775 (6)	*
Michael J. Clementz**	5,200 (7)	*
John J. Dickson**	89,397 (8)	1.90%
Robert W. Robinson	8,647 (9)	*
Carol E. Wheeler	7,251 (10)	*
All Directors and Executive Officers as a group (11 persons)	292,814 (11)	6.21%
*Less than 1%.
**Also serves as a Director of the Corporation.

(1)
In determining beneficial ownership, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares: (1) voting power which includes the power to vote, or to direct the voting of, such securities and/or (2) investment power which includes the power to dispose, or to direct the disposition, of such security. In addition, for the purposes of this chart, a person is deemed to be the beneficial owner of a security if that person has the right to acquire beneficial ownership of such security within 60 days, including, but not limited to, any right to acquire: (a) through exercise of an option, warrant, or right; (b) through the conversion of security; (c) pursuant to the power to revoke a trust, discretionary account or similar arrangement; or (d) pursuant to the automatic termination of a trust, discretionary account or similar arrangement.

(2)
Any securities not outstanding but which are subject to options, warrants, rights or conversion privileges exercisable within 60 days are deemed to be outstanding for the purpose of computing the percentage of outstanding securities of the class owned by such person, but not for the purpose of computing the percentage of the class by any other person.

(3)
Includes 909 shares held by Mr. Hansen’s spouse who has voting and dispositive power, 6,077 shares held by Mr. Hansen or Mr. Hansen’s spouse in custody for children or grandchildren, 2,082 shares held in a charitable trust of which Mr. Hansen is trustee and has voting and dispositive power and 14,305 shares held in an investment capacity of which Mr. Hansen has voting and dispositive power.

(4)	Includes 26,783 shares held in a trust of which Mr. Rubatino is trustee and has voting and dispositive power.

(5)	Includes 205 shares held by a business partner with respect to which Mr. Zenger disclaims beneficial ownership.

(6)	Includes 675 shares which Mr. Fahey has the right to acquire through the exercise of stock options.

(7)	Includes 2,700 shares which Mr. Clementz has the right to acquire through the exercise of stock options.

(8)
Includes 4,031 shares which Mr. John Dickson has the right to acquire through the exercise of stock options, 3,464 shares by Mr. Dickson or Mr. Dickson’s spouse in custody for children, 1,525 shares held in trust of which Mr. Dickson has voting and dispositive power and includes 68,844 shares held by the family limited partnership as a result of Mr. Dickson’s beneficial interest as General Partner of the family limited partnership.

(9)	Includes 2,539 shares which Mr. Robinson has the right to acquire through the exercise of stock options.

(10)	Includes 2,315 shares which Ms. Wheeler has the right to acquire through the exercise of stock options, and 43 shares held in custody for children.

(11)	Includes 12,260 shares which Named Executive Officers and Directors listed in the table have the right to acquire through the exercise of stock options.

HOUSEHOLDING OF PROXY MATERIALS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements. This means that only one copy of our proxy statement may have been sent to multiple shareholders sharing an address. We will promptly deliver a separate copy of this proxy statement to any shareholder upon written or oral request. To make such a request, please contact us at Frontier Financial Corporation, c/o Corporate Secretary, 332 S.W. Everett Mall Way, P.O. Box 2215, Everett, Washington 98204 or by phone at (425) 514-0700. Any shareholder who wants to receive separate copies of our proxy statement in the future, or any shareholder who is receiving multiple copies and would like to receive only one copy per household, should contact their bank, broker, or other nominee record holder, or us at the above address and phone number.

OTHER MATTERS

Our board of directors knows of no other matters that will be presented for consideration at the special meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

SHAREOWNER PROPOSALS FOR THE 2010 ANNUAL MEETING

It is presently anticipated that the 2010 Annual Meeting of Shareholders of Frontier will be held on April 21, 2010. In order for any Shareowner proposal to be considered for inclusion in the proxy materials of Frontier for the Annual Meeting on April 21, 2010, such proposal must have been submitted, in accordance with the rules and regulations of the SEC, in writing to the Secretary of Frontier at Frontier’s corporate offices by November 15, 2009.

AVAILABLE INFORMATION

We are subject to the informational requirements of the Securities and Exchange Act of 1934 (the “Exchange Act”) and in accordance with the Exchange Act file reports, proxy statements and other information with the Commission. These reports, proxy statements and other information can be inspected and copied at the public reference facilities of the Commission at 100 F Street, N.E., Washington, D.C. 20549. Copies of this material can also be obtained at prescribed rates by writing to the Public Reference Section of the Commission at 100 F Street, N.E., Washington, D.C. 20549. In addition, these reports, proxy statements and other information are available from the EDGAR filings obtained through the Commission’s Internet Website (http://www.sec.gov).

Any shareholder wishing to communicate with the Company’s Board of Directors should send its communication to the Secretary of the Company at Frontier Financial Corporation, 332 S.W. Everett Mall Way, P.O. Box 2215, Everett, WA 98213.

Electronic Availability of Information Statement

This Information Statement and other information about the reverse stock split are available electronically on our website at www.frontierbank.com.

Whether you intend to be present at the special meeting or not, we urge you to return your signed proxy card promptly.

By Order of the Board of Directors,

Carol E. Wheeler
Secretary

December  ___, 2009
Everett, Washington

APPENDIX A

ARTICLES OF AMENDMENT

TO

ARTICLES OF INCORPORATION

OF

FRONTIER FINANCIAL CORPORATION

Pursuant to RCW 23B.10.060 of the Washington Business Corporation Act, the undersigned corporation hereby submits the following amendment to the corporation’s Articles of Incorporation:

1.           The name of the corporation is: FRONTIER FINANCIAL CORPORATION.

2.           The text of the amendment as adopted is as follows:

Article IV of the articles is hereby amended by deleting Section 4.1 in its entirety and replacing it with the following:

4.1           Authorized Capital.

The total number of shares of all classes of stock which the corporation shall have authority to issue is two hundred ten million (210,000,000), of which two hundred million (200,000,000) shares shall be Common Stock (the “Common Stock”), no par value, and ten million (10,000,000) shall be preferred stock (the “Preferred Stock”), no par value.

3.           The date of adoption of the above amendment was: January 20, 2010.

4.           The amendment was duly approved by the shareholders of the Corporation in accordance with the provisions of RCW 23B.10.030 and 23B.10.040

5.           These Articles of Amendment will be effective upon filing as of 5:00 p.m., Pacific Time.

DATED:  January _____, 2010.

Patrick M. Fahey
President and Chief Executive Officer

NO.: _______________
OUTSTANDING SHARES: ________________________

APPENDIX B

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

OF FRONTIER FINANCIAL CORPORATION

FOR THE SPECIAL MEETING ON JANUARY 20, 2010

The undersigned hereby names Patrick M. Fahey and Carol E. Wheeler, or either of them acting in the absence of the other, with full power of substitution, my true and lawful attorneys and proxies for me in my place and stead to attend the Special Meeting of Shareholders of Frontier Financial Corporation to be held on January 20, 2010 at 7:00 p.m., and any adjournments thereof, and to vote all of my shares that are entitled to vote at the meeting with all the powers that I would possess if personally present.

THIS PROXY IS SOLICITED BY THE MANAGEMENT OF THE COMPANY. IF NO SPECIFIC DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1 and 2. PROXIES MAY VOTE IN THEIR DISCRETION AS TO SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS.

Please mark your vote as in this example. ☒ Check only one box for each proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS

A VOTE FOR ALL OF THE PROPOSALS LISTED BELOW.

1.
ADOPTION OF THE AMENDMENT TO FRONTIER FINANCIAL CORPORATION’S AMENDED AND RESTATED ARTICLES OF INCORPORATION, AS AMENDED, TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 10,000,000 TO 200,000,000 WITHOUT PAR VALUE.

FOR	AGAINST	ABSTAIN

□	□	□

2.
APPROVAL OF ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES, IN THE EVENT THERE ARE NOT SUFFICIENT VOTES AT THE TIME OF THE SPECIAL MEETING TO APPROVE THE PROPOSED AMENDMENT TO THE AMENDED AND RESTATED ARTICLES OF INCORPORATION.

FOR	AGAINST	ABSTAIN

□	□	□

3.	ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

FOR	AGAINST	ABSTAIN

□	□	□

SIGNATURE_____________________________ DATE___________________________________	SIGNATURE_____________________________ DATE___________________________________

NOTE: Please sign exactly as name appears above. Joint owners each should sign. Fiduciaries should add their full title to their signature. Corporations should sign in full corporate name by an authorized officer. Partnerships should sign in partnership name by an authorized person.